                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                    001-11344               14-1537454
            --------                    ---------               ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
                             ----------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         This Amendment No. 1 (the "Amendment") amends and supplements the Current Report on Form 8-K (the "Form 8-K") filed on December 16, 2004 by Intermagnetics General Corporation, a Delaware corporation ("Intermagnetics"), in connection with the pending sale (the "Sale") of all of the outstanding shares of its wholly-owned subsidiary, IGC Polycold Systems, Inc. (the "Company"). This Amendment is being filed for the purpose of amending Item 9.01 of the Form 8-K to include as an exhibit the Stock Purchase Agreement, dated as of December 15, 2004, by and among Intermagnetics, the Company and Helix Technology Corporation, a Delaware corporation, relating to the Sale.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  The following Exhibits are filed with this Form 8-K.

         ---------------------- -------------------------------------------------------------------------------------
              EXHIBIT NO.                                           DESCRIPTION
              -----------                                           -----------
         ---------------------- -------------------------------------------------------------------------------------
                 2.1*           Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold
                                Systems, Inc. and Helix Technology Corporation, dated December 15, 2004.
         ---------------------- -------------------------------------------------------------------------------------
                99.1**          Intermagnetics General Corporation Press Release dated December 16, 2004, announcing the pending divestiture of its Polycold subsidiary.
         ---------------------- -------------------------------------------------------------------------------------

         *  Filed herewith
         ** Previously filed


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            INTERMAGNETICS GENERAL CORPORATION

Date: December 17, 2004                     By: /s/ Michael K. Burke
                                                ----------------------------
                                                Michael K. Burke
                                                Executive Vice President
                                                and Chief Financial Officer





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


                                                    EXHIBIT INDEX

---------------------- -------------------------------------------------------------------------------------
     EXHIBIT NO.                                           DESCRIPTION
     -----------                                           -----------
---------------------- -------------------------------------------------------------------------------------
        2.1*           Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold
                       Systems, Inc. and Helix Technology Corporation, dated December 15, 2004.
---------------------- -------------------------------------------------------------------------------------
       99.1**          Intermagnetics General Corporation Press Release dated December 16, 2004, announcing the pending divestiture of its Polycold subsidiary.
---------------------- -------------------------------------------------------------------------------------

*  Filed herewith
** Previously filed



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